UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 2, 2012

Annie’s, Inc.
(Exact name of registrant specified in charter)
Delaware	001-35470	20-1266625
(State of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

 1610 Fifth Street
Berkeley, CA 94710
 (Address of principal executive offices) (Zip Code)

 510-558-7500
(Registrant's telephone number, including area code)

 N/A
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the consummation of the initial public offering of the common stock, par value $0.001 per share, or Common Stock, of Annie’s, Inc., or Annie’s, the Amended and Restated Certificate of Incorporation, or Charter, of Annie’s was filed with the Secretary of State of Delaware on April 2, 2012.  Additionally, Annie’s amended and restated its bylaws, or the Bylaws, effective April 2, 2012.  The Charter and the Bylaws were previously filed with the SEC on February 24, 2012 as Exhibit 3.1 and Exhibit 3.2 to Annie’s Registration Statement on Form S-1 (File No. 333-178270), or the Registration Statement.  The Charter as filed authorizes 35,000,000 shares of capital stock, 30,000,000 shares of which are Common Stock and 5,000,000 shares, par value $0.001 per share, of which are preferred stock.  Otherwise, the Charter and Bylaws are identical to the forms of such documents that were filed with the Securities and Exchange Commission as exhibits to the Registration Statement and as described therein.

ITEM 9.01                      Financial Statements and Exhibits

(c)	Exhibits:

	3.1	Amended and Restated Certificate of Incorporation
	3.2	Amended and Restated Bylaws*

* Previously filed on February 24, 2012 as Exhibit 3.2 to the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNIE’S, INC.

By:	/s/ John M. Foraker
Name:	John M. Foraker
Title:	Chief Executive Officer

Dated:  April 3, 2012